UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

ANNUAL REPORT August 31, 2020

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E  F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc., covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through August 31, 2020 as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris, Hiram Hamilton and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. produced a total return of 1.14% on a net-asset-value basis and -5.61% on a market price basis.1 Over the same period, the fund provided income dividends of $0.632 per share in the aggregate, which reflects a distribution rate of 7.78%.2

Global credit instruments generally produced positive results over the 12 months, despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The fund produced a positive total return, attributable in part to its positions in high yield bonds and loans. Positioning within structured credit provided a headwind during the period. The fund’s holdings did produce competitive levels of current income during the 12 months.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share to holders of record of Common Shares on or about December 1, 2024 (subject to certain extensions). The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured, floating-rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in rising global unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the 12 months. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Constructing a Diversified, Income-Oriented Portfolio

Over the period, the portfolio’s global high yield and loan allocations contributed positively to returns. These asset classes exhibited strong outperformance during the final five months of 2019, driven primarily by security selection. As 2020 began, the fund benefited from avoiding loans and high yield credits issued by COVID-19-sensitive sectors such as entertainment, leisure, gaming and energy. The fund was underweight these sectors relative to the broader market, which was helpful to absolute and relative performance. After the high volatility period in late February and March 2020, the fund reduced its allocation to loans in favor of more high yield exposure, which provided an additional tailwind as high yield rallied and outperformed loans in the late spring. The fund also acquired several “fallen angel” credits in March and April, as securities were downgraded during and after the volatility. A “fallen angel” is a security that has been downgraded from investment grade to high yield. These securities generally rallied through the end of the period, adding to portfolio returns. Several securities within the portfolio’s special situations sleeve also contributed positively to results.

The fund’s performance was constrained by its structured credit sleeve, particularly the collateralized loan obligations (CLOs) held therein. Concerns over borrowers’ future abilities to make loan payments during and after the economic shutdown caused valuations of U.S. and European CLOs to fall precipitously in March 2020. CLOs have been slower to rebound than many other risk-assets and as of the end of the reporting period had not recovered to their pre-COVID price levels. However, it seems as though the lag is technical as opposed to fundamental in nature. We believe the higher yield offered by CLOs will once again garner interest, leading to additional price recovery.

Carefully Seeking Yield

It is our opinion that the bond and loan markets have seen a fairly resilient recovery from March through the end of the reporting period. Spreads have continued to compress, fueled by the implicit and explicit support of the Fed providing liquidity to markets. The fund continues to be income focused, so the goal remains delivering a competitive level of income without taking on additional default risk. To accomplish this, the fund retains a focus on investment in global high yield bonds, which we think offer a higher yield relative to other asset classes. As of the end of the period, structured credit investments comprised 16-17% of the market value of the fund. Despite the slower recovery of the CLO market, we believe that our structured credit investments will continue to recover in terms of valuation. The portfolio is weighted towards B rated securities, and as of the end of the reporting period, we favored U.S. over European issuers.

We remain cautious towards sectors that continue to face stress due to COVID-19, such as leisure, entertainment and transportation. We continue to tread lightly in these areas, despite their offering an attractive yield. We think there could be liquidity issues within these sectors, and issues may continue to crop up, absent a vaccine or effective COVID-19 therapy. Within the portfolio, we continue to favor health care, technology and consumer and business services issuers.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund invests typically will be below-investment-grade quality. Although, in contrast to other below-investment-grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below-investment-grade instruments. Although the Senior Secured Loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the

Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated, unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

SELECTED INFORMATION

August 31, 2020 (Unaudited)

Market Price per share August 31, 2020		$8.12
Shares Outstanding August 31, 2020		14,963,133
New York Stock Exchange Ticker Symbol		DCF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

	Fiscal Year Ended August 31, 2020
	Quarter Ended November 30, 2019	Quarter Ended February 29, 2020	Quarter Ended May 31, 2020	Quarter Ended August 31, 2020
High	$9.58	$9.72	$9.48	$8.25
Low	8.79	8.80	5.14	7.50
Close	8.80	9.32	7.47	8.12

PERCENTAGE GAIN (LOSS) based on change in Market Price†
October 27, 2017 (commencement of operations) through August 31, 2020				(0.53)%
September 1, 2019 through August 31, 2020				(5.61)
December 1, 2019 through August 31, 2020				(2.12)
March 1, 2020 through August 31, 2020				(9.18)
June 1, 2020 through August 31, 2020				10.74

NET ASSET VALUE PER SHARE
October 27, 2017 (commencement of operations)				$9.84
November 30, 2019				9.00
February 29, 2020				9.01
May 31, 2020				7.71
August 31, 2020				8.61

PERCENTAGE GAIN(LOSS) based on change in Net Asset Value†
October 27, 2017 (commencement of operations) through August 31, 2020				7.20%
September 1, 2019 through August 31, 2020				1.14
December 1, 2019 through August 31, 2020				1.45
March 1, 2020 through August 31, 2020				(0.42)
June 1, 2020 through August 31, 2020				13.73

† With dividends and capital gains reinvested.

STATEMENT OF INVESTMENTS

August 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7%
Advertising - .7%
Clear Channel International, Sr. Scd. Notes		6.63	8/1/2025	365,000	[b,c]	379,144
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	560,000	[b,c]	580,818
					959,962
Aerospace & Defense - 1.3%
TransDigm, Gtd. Notes		5.50	11/15/2027	550,000	[b]	537,955
TransDigm, Gtd. Notes		6.50	5/15/2025	1,095,000	[b]	1,105,950
					1,643,905
Airlines - .2%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	330,000	[b,c]	317,462
Automobiles & Components - 2.5%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	485,000	[b]	501,226
Clarios Global, Gtd. Notes		8.50	5/15/2027	680,000	[b,c]	723,137
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	675,000	[b,c]	674,156
Ford Motor, Sr. Unscd. Notes		5.29	12/8/2046	70,000	[b]	66,281
Ford Motor, Sr. Unscd. Notes		8.50	4/21/2023	195,000	[b]	215,865
Ford Motor, Sr. Unscd. Notes		9.00	4/22/2025	480,000	[b]	562,344
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	400,000	[b]	423,000
					3,166,009
Building Materials - .9%
Cornerstone Building Brands, Gtd. Notes		8.00	4/15/2026	740,000	[b,c]	782,990
Griffon, Gtd. Notes		5.75	3/1/2028	395,000	[b]	420,142
					1,203,132
Chemicals - 3.9%
Consolidated Energy Finance, Sr. Unscd. Notes		6.88	6/15/2025	635,000	[b,c]	589,353
CVR Partners, Scd. Notes		9.25	6/15/2023	1,315,000	[b,c]	1,295,413
Fire BC, Sr. Scd. Notes, 3 Month EURIBOR +4.75% @ Floor	EUR	4.75	9/30/2024	180,000	[c,d]	193,216
INEOS Group Holdings, Scd. Notes		5.63	8/1/2024	540,000	[b,c]	548,251
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	770,000	[b,c]	837,856
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	255,000	[b,c]	264,063
Tronox, Sr. Scd. Notes		6.50	5/1/2025	291,000	[b,c]	312,643
Venator Finance, Gtd. Notes		5.75	7/15/2025	495,000	[b,c]	417,347
Venator Finance, Sr. Scd. Notes		9.50	7/1/2025	545,000	[b,c]	574,975
					5,033,117
Collateralized Loan Obligations Debt - 22.3%
Battalion VII CLO, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%		6.58	7/17/2028	375,000	[c,d]	334,424

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Collateralized Loan Obligations Debt - 22.3% (continued)
Cairn III CLO, Ser. 2013-3A, Cl. F, 6 Month EURIBOR +6.60% @ Floor	EUR	6.60	10/20/2028	3,000,000	[b,c,d]	3,247,263
Carlyle Global Market Strategies Euro CLO, Ser. 2015-3A, Cl. ER, 3 Month EURIBOR +6.44% @ Floor	EUR	6.44	7/15/2030	2,000,000	[b,c,d]	1,885,687
Carlyle Global Market Strategies Euro CLO, Ser. 2016-2A, Cl. E, 3 Month EURIBOR +7.75% @ Floor	EUR	7.75	1/18/2030	2,000,000	[b,c,d]	1,965,449
CIFC Funding CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.00%		5.27	4/18/2031	1,000,000	[c,d]	841,979
Crosthwaite Park CLO, Ser. 1A, Cl. D, 3 Month EURIBOR +6.20% @ Floor	EUR	6.20	3/15/2032	1,000,000	[c,d]	1,109,615
Dryden Senior Loan Fund CLO, Ser. 2017-49A, Cl. E, 3 Month LIBOR +6.30%		6.57	7/18/2030	1,350,000	[c,d]	1,188,932
Euro-Galaxy IV CLO, Ser. 2015-4A, Cl. FR, 3 Month EURIBOR +6.85% @ Floor	EUR	6.85	7/30/2030	2,000,000	[b,c,d]	2,105,332
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. D, 3 Month LIBOR +2.50%		2.78	4/15/2029	765,000	[c,d]	707,369
Marble Point XII CLO , Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%		6.27	7/16/2031	750,000	[c,d]	575,948
OCP CLO, Ser. 2014-6A, Cl. DR, 3 Month LIBOR +6.52%		6.79	10/17/2030	1,000,000	[c,d]	873,075
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.32	4/17/2031	2,000,000	[c,d]	1,545,412
OZLM XIII CLO, Ser. 2015-13A, Cl. D, 3 Month LIBOR +5.45%		5.72	7/30/2027	2,250,000	[c,d]	1,705,344
OZLME III CLO, Ser. 3X, Cl. F, 3 Month EURIBOR +6.45% @ Floor	EUR	6.45	8/24/2030	1,000,000	[b,d]	960,303
Penta 2 CLO, Ser. 2015-2A, Cl. F, 3 Month EURIBOR +5.48% @ Floor	EUR	5.48	8/4/2028	3,000,000	[b,c,d]	2,592,084
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		6.10	5/20/2031	375,000	[c,d]	307,657
St. Paul's V CLO , Ser. 5A, Cl. FR, 3 Month EURIBOR +6.60% @ Floor	EUR	6.60	8/20/2030	4,000,000	[b,c,d]	3,946,908
Vibrant III CLO, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%		6.62	10/20/2031	1,000,000	[c,d]	711,979
Wellfleet X CLO, Ser. 2019-XA, CI. D, 3 Month LIBOR +7.03%		7.30	4/20/2032	1,776,000	[c,d]	1,589,042
York 1 CLO, Ser. 2014-1A, Cl. DRR, 3 Month LIBOR +3.01%		3.27	10/22/2029	570,000	[c,d]	543,072
					28,736,874

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Collateralized Loan Obligations Equity - 2.4%
Dryden Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUB		0.00	4/15/2029	2,450,931	[c,e]	891,884
Dryden Senior Loan Fund CLO, Ser. 2014-36A, Cl. SUBR		0.00	4/15/2029	484,569	[c,e]	176,332
KVK CLO, Ser. 2018-1A, Cl. SUB1		5.15	5/20/2029	4,000,000	[c,e]	812,572
Madison Park Funding X CLO, Ser. 2012-10A, Cl. SUB		0.00	1/20/2029	3,000,000	[c,e]	1,148,661
					3,029,449
Commercial & Professional Services - 4.2%
Allied Universal Holdco, Sr. Scd. Notes		6.63	7/15/2026	140,000	[b,c]	150,325
APX Group, Sr. Scd. Notes		6.75	2/15/2027	450,000	[b,c]	473,274
Kapla Holding, Sr. Scd. Bonds	EUR	3.38	12/15/2026	235,000	[c]	269,299
Kapla Holding, Sr. Scd. Bonds, 3 Month EURIBOR +3.25% @ Floor	EUR	3.25	12/15/2026	245,000	[c,d]	280,758
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	1,000,000	[b]	1,026,675
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	993,000	[b,c]	1,009,434
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	470,000	[b,c]	494,163
Verisure Midholding, Gtd. Bonds	EUR	5.75	12/1/2023	610,000	[b,c]	736,704
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	605,000	[b,c]	658,074
WW International, Gtd. Notes		8.63	12/1/2025	340,000	[b,c]	358,912
					5,457,618
Consumer Discretionary - 3.4%
Allen Media, Gtd. Notes		10.50	2/15/2028	555,000	[b,c]	550,924
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	365,000	[b,c]	366,825
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	960,000	[c]	1,094,629
Boyd Gaming, Gtd. Notes		6.38	4/1/2026	60,000	[b]	62,634
Boyd Gaming, Gtd. Notes		8.63	6/1/2025	71,000	[b,c]	78,366
Caesars Entertainment, Sr. Scd. Notes		6.25	7/1/2025	55,000	[b,c]	58,284
Caesars Entertainment, Sr. Unscd. Notes		8.13	7/1/2027	275,000	[b,c]	291,859
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	880,000	[b,c]	901,542
H&E Equipment Services, Gtd. Notes		5.63	9/1/2025	30,000	[b]	31,163
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	530,000	[b,c]	543,576
Scientific Games International, Sr. Scd. Notes		5.00	10/15/2025	290,000	[b,c]	287,580
TRI Pointe Group, Gtd. Notes		5.70	6/15/2028	55,000	[b]	60,775
					4,328,157

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Diversified Financials - 4.6%
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	480,000	[b]	653,110
Compass Group Diversified Holdings, Sr. Unscd. Notes		8.00	5/1/2026	240,000	[b,c]	254,654
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	1,165,000	[b,c]	1,051,535
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	100,000	[c]	128,194
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	860,000		1,102,471
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	285,000	[b]	304,904
Icahn Enterprises, Gtd. Notes		6.75	2/1/2024	355,000	[b]	366,944
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	285,000	[c]	357,184
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	435,000	[b,c]	458,327
Navient, Sr. Unscd. Notes		5.50	1/25/2023	145,000	[b]	150,122
Navient, Sr. Unscd. Notes		5.88	10/25/2024	525,000	[b]	541,406
Navient, Sr. Unscd. Notes		7.25	9/25/2023	465,000	[b]	492,470
					5,861,321
Electronic Components - .5%
Wesco Distribution, Gtd. Notes		7.13	6/15/2025	210,000	[b,c]	231,054
Wesco Distribution, Gtd. Notes		7.25	6/15/2028	380,000	[b,c]	424,500
					655,554
Energy - 7.8%
Antero Midstream Partners, Gtd. Notes		5.38	9/15/2024	315,000	[b]	291,375
Apache, Sr. Unscd. Notes		4.38	10/15/2028	179,000	[b]	178,098
Apache, Sr. Unscd. Notes		4.88	11/15/2027	70,000	[b]	71,704
Apache, Sr. Unscd. Notes		5.10	9/1/2040	235,000	[b]	229,023
Apache, Sr. Unscd. Notes		5.35	7/1/2049	55,000	[b]	53,184
Blue Racer Midstream, Gtd. Notes		6.13	11/15/2022	320,000	[b,c]	319,112
Crestwood Midstream Partners, Gtd. Notes		5.63	5/1/2027	110,000	[b,c]	101,272
Crestwood Midstream Partners, Gtd. Notes		5.75	4/1/2025	575,000	[b]	551,879
CrownRock, Sr. Unscd. Notes		5.63	10/15/2025	690,000	[b,c]	684,825
CVR Energy, Gtd. Bonds		5.25	2/15/2025	255,000	[b,c]	241,989
CVR Energy, Gtd. Bonds		5.75	2/15/2028	120,000	[b,c]	109,200
DCP Midstream Operating, Gtd. Notes		5.63	7/15/2027	225,000	[b]	243,225
Enviva Partners, Gtd. Notes		6.50	1/15/2026	455,000	[b,c]	485,333
EQM Midstream Partners, Sr. Unscd. Notes		5.50	7/15/2028	130,000	[b]	134,978
EQM Midstream Partners, Sr. Unscd. Notes		6.50	7/1/2027	160,000	[b,c]	175,426
EQT, Sr. Unscd. Notes		7.88	2/1/2025	240,000	[b]	275,838

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Energy - 7.8% (continued)
Genesis Energy, Gtd. Bonds		5.63	6/15/2024	1,110,000	[b]	983,621
Genesis Energy, Gtd. Notes		6.00	5/15/2023	175,000	[b]	164,321
Laredo Petroleum, Gtd. Notes		9.50	1/15/2025	170,000	[b]	121,808
Matador Resources, Gtd. Notes		5.88	9/15/2026	405,000	[b]	353,310
Occidental Petroleum, Sr. Unscd. Notes		6.38	9/1/2028	121,000	[b]	122,679
Occidental Petroleum, Sr. Unscd. Notes		6.45	9/15/2036	175,000	[b]	171,940
Occidental Petroleum, Sr. Unscd. Notes		6.95	7/1/2024	155,000	[b]	160,813
Occidental Petroleum, Sr. Unscd. Notes		7.50	5/1/2031	360,000	[b]	382,500
Occidental Petroleum, Sr. Unscd. Notes		8.88	7/15/2030	585,000	[b]	662,512
PBF Holding, Sr. Scd. Notes		9.25	5/15/2025	272,000	[b,c]	298,228
PDC Energy, Gtd. Notes		6.13	9/15/2024	350,000	[b]	358,713
Precision Drilling, Gtd. Notes		7.75	12/15/2023	600,000	[b]	470,187
Shelf Drilling Holdings, Gtd. Notes		8.25	2/15/2025	785,000	[c]	282,600
Southwestern Energy, Gtd. Notes		6.45	1/23/2025	330,000	[b]	332,524
Southwestern Energy, Gtd. Notes		7.50	4/1/2026	125,000	[b]	126,007
Southwestern Energy, Gtd. Notes		8.38	9/15/2028	125,000		129,688
USA Compression Partners, Gtd. Notes		6.88	9/1/2027	460,000	[b]	476,877
Western Midstream Operating, Sr. Unscd. Notes		4.50	3/1/2028	215,000	[b]	216,612
WPX Energy, Sr. Unscd. Notes		5.75	6/1/2026	100,000	[b]	102,283
					10,063,684
Environmental Control - 1.3%
Covanta Holding, Gtd. Notes		5.00	9/1/2030	86,000	[b]	88,283
Covanta Holding, Sr. Unscd. Notes		5.88	7/1/2025	315,000	[b]	329,800
Covanta Holding, Sr. Unscd. Notes		6.00	1/1/2027	400,000	[b]	419,976
GFL Environmental, Sr. Unscd. Notes		8.50	5/1/2027	320,000	[b,c]	348,859
Harsco, Gtd. Notes		5.75	7/31/2027	425,000	[b,c]	445,175
					1,632,093
Forest Products & Paper - .5%
Fabric BC, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	11/30/2024	300,000	[d]	349,942
Mercer International, Sr. Unscd. Notes		7.38	1/15/2025	350,000	[b]	360,500
					710,442
Health Care - 5.7%
Bausch Health, Gtd. Notes		6.13	4/15/2025	335,000	[b,c]	344,966
Bausch Health, Gtd. Notes		6.25	2/15/2029	500,000	[b,c]	523,395

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Health Care - 5.7% (continued)
Community Health Systems, Sr. Scd. Notes		6.63	2/15/2025	725,000	[b,c]	741,240
Constantin Investissement 3, Scd. Bonds	EUR	5.38	4/15/2025	550,000	[b,c]	665,065
LifePoint Health, Sr. Scd. Notes		6.75	4/15/2025	175,000	[b,c]	189,438
Nidda BondCo GmbH, Gtd. Notes	EUR	5.00	9/30/2025	290,000	[b]	346,943
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.25	2/1/2028	920,000	[b,c]	953,925
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.38	6/1/2025	125,000	[b,c]	130,234
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	1,785,000	[b,c]	1,816,237
Surgery Center Holdings, Gtd. Notes		6.75	7/1/2025	140,000	[b,c]	138,410
Surgery Center Holdings, Gtd. Notes		10.00	4/15/2027	260,000	[b,c]	282,178
Synlab Unsecured Bondco, Gtd. Bonds	EUR	8.25	7/1/2023	270,000	[c]	331,551
Tenet Healthcare, Sr. Scd. Notes		7.50	4/1/2025	290,000	[b,c]	318,598
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/2025	540,000	[b,c]	556,713
					7,338,893
Industrial - 3.1%
ATS Automation Tooling Systems, Gtd. Notes		6.50	6/15/2023	285,000	[b,c]	289,305
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	1,260,000	[c]	927,675
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/2025	560,000	[b,c]	544,945
Gates Global, Gtd. Notes		6.25	1/15/2026	720,000	[b,c]	742,802
General Electric, Jr. Sub. Debs., Ser. D		5.00	1/21/2021	775,000		605,347
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	410,000	[b,c]	433,831
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	400,000	[b,c]	404,162
					3,948,067
Information Technology - 1.4%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	520,000	[b,c]	537,495
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	9,000	[b,c]	9,303
Boxer Parent, Sr. Scd. Notes	EUR	6.50	10/2/2025	140,000	[c]	176,040
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	575,000	[b,c]	612,016
The Dun & Bradstreet, Gtd. Notes		10.25	2/15/2027	384,000	[b,c]	438,649
					1,773,503
Insurance - 2.1%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	565,000	[b,c]	610,799
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	675,000	[b,c]	721,737
HUB International, Sr. Unscd. Notes		7.00	5/1/2026	640,000	[b,c]	664,643

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Insurance - 2.1% (continued)
USI, Sr. Unscd. Notes		6.88	5/1/2025	680,000	[b,c]	699,118
					2,696,297
Materials - 4.0%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	535,000		640,299
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	715,000	[c]	733,769
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	80,000	[b,c]	84,168
Graham Packaging, Gtd. Notes		7.13	8/15/2028	275,000	[b,c]	289,380
LABL Escrow Issuer, Sr. Unscd. Notes		10.50	7/15/2027	805,000	[b,c]	885,323
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	175,000	[b,c]	183,750
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,340,000	[c]	1,304,436
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	488,000	[b,c]	501,113
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	435,000	[b,c]	479,272
					5,101,510
Media - 2.4%
Altice Finco, Scd. Notes	EUR	4.75	1/15/2028	380,000	[b,c]	429,811
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	110,000	[b,c]	86,066
DISH DBS, Gtd. Notes		5.88	11/15/2024	510,000	[b]	539,803
DISH DBS, Gtd. Notes		7.75	7/1/2026	300,000	[b]	343,879
iHeartCommunications, Sr. Scd. Notes		4.75	1/15/2028	225,000	[b,c]	215,840
Meredith, Sr. Scd. Notes		6.50	7/1/2025	159,000	[b,c]	165,062
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	295,000	[b,c]	299,763
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	252,000	[b,c]	259,219
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	180,000	[b,c]	180,225
Summer Bidco, Sr. Unscd. Bonds	EUR	9.75	11/15/2025	424,744	[c]	530,788
					3,050,456
Metals & Mining - 1.6%
Arconic, Scd. Notes		6.13	2/15/2028	640,000	[b,c]	677,008
First Quantum Minerals, Gtd. Notes		7.50	4/1/2025	675,000	[c]	689,364
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	710,000	[c]	738,002
					2,104,374
Real Estate - .6%
Brookfield Property REIT, Sr. Scd. Notes		5.75	5/15/2026	90,000	[b,c]	73,561
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	710,000	[b,c]	675,831
					749,392

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 86.7% (continued)
Retailing - 1.9%
LSF10 Wolverine Investments, Sr. Scd. Bonds	EUR	5.00	3/15/2024	350,880	[b]	419,587
Macy's, Sr. Scd. Notes		8.38	6/15/2025	455,000	[b,c]	478,232
New Look Financing, Sr. Scd. Bonds	GBP	12.00	5/3/2024	264,744		26,542
PetSmart, Gtd. Notes		7.13	3/15/2023	295,000	[b,c]	297,565
Staples, Sr. Scd. Notes		7.50	4/15/2026	430,000	[b,c]	383,504
The Very Group Funding, Sr. Scd. Notes	GBP	7.75	11/15/2022	570,000	[b,c]	736,613
Top Gun Realisations 74, Sr. Scd. Bonds	GBP	6.50	7/1/2022	635,000	[f]	169,979
					2,512,022
Technology Hardware & Equipment - 1.4%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	495,000	[b,c]	607,408
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	355,000	[b,c]	379,051
Everi Payments, Gtd. Notes		7.50	12/15/2025	185,000	[b,c]	183,169
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	615,000	[b,c]	629,997
					1,799,625
Telecommunication Services - 4.8%
Altice France Holding, Sr. Scd. Notes	EUR	8.00	5/15/2027	270,000	[c]	350,964
Altice France Holding, Sr. Scd. Notes		10.50	5/15/2027	780,000	[b,c]	895,537
CenturyLink, Sr. Unscd. Debs., Ser. G		6.88	1/15/2028	485,000	[b]	535,227
Cincinnati Bell, Gtd. Notes		8.00	10/15/2025	505,000	[b,c]	541,635
CommScope, Gtd. Notes		7.13	7/1/2028	225,000	[b,c]	240,431
CommScope, Gtd. Notes		8.25	3/1/2027	770,000	[b,c]	834,484
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	665,000	[b,c]	687,643
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,240,000	[b,c]	1,253,950
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	655,000	[b]	786,950
					6,126,821
Utilities - 1.2%
Centrica, Jr. Sub. Bonds	GBP	5.25	4/10/2075	334,000		482,059
Pike, Sr. Unscd. Notes		5.50	9/1/2028	395,000	[b,c]	398,950
Viridian Group FinanceCo, Sr. Scd. Notes	GBP	4.75	9/15/2024	505,000	[b]	675,753
					1,556,762
Total Bonds and Notes (cost $114,089,822)				111,556,501

Floating Rate Loan Interests - 49.3%
Advertising - 1.4%
ABG Intermediate Holdings 2, First Lien Incremental Amendment No. 5 Term Loan, 3 Month LIBOR +5.25%		6.25	9/29/2024	71,000	[d]	70,290

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Advertising - 1.4% (continued)
ABG Intermediate Holdings 2, First Lien Initial Term Loan, 3 Month LIBOR +3.50%		4.50	9/29/2024	611,000	[b,d]	599,904
Clear Channel Outdoor Holdings, Term Loan B, 2-3 Month LIBOR +3.50%		3.74	8/21/2026	439,554	[d]	401,251
Polyconcept North America Holdings, First Lien Closing Date Term Loan, 3 Month LIBOR +4.50%		5.50	8/16/2023	729,352	[b,d]	592,598
Terrier Media Buyer, Term Loan, 1 Month LIBOR +4.25%		4.41	12/17/2026	148,000	[d]	145,503
					1,809,546
Airlines - .1%
JetBlue Airways, Term Loan, 3 Month LIBOR +5.25%		6.25	6/17/2024	113,654	[d]	113,597
Automobiles & Components - .5%
Clarios Global, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.50%		3.66	4/30/2026	422,636	[d]	415,504
CTOS, Term Loan B, 1 Month LIBOR +4.25%		4.43	4/18/2025	206,101	[d]	204,427
					619,931
Building Materials - .7%
Cornerstone Building, Initial Term Loan, 1 Month LIBOR +3.75%		3.92	4/12/2025	566,669	[d]	558,347
Forterra Finance, Replacement Term Loan, 1 Month LIBOR +3.00%		4.00	10/25/2023	342,684	[d]	337,972
					896,319
Chemicals - .8%
ColourOZ Investment 2, First Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		5.25	9/7/2021	423,454	[d]	380,050
ColourOZ Investment 2, First Lien Initial Term Loan C, 3 Month LIBOR +3.00%		4.00	9/7/2021	70,002	[d]	62,827
Polar US Borrower, Initial Term Loan, 1 Month LIBOR +4.75%		4.91	10/16/2025	583,709	[b,d]	556,713
					999,590
Commercial & Professional Services - 8.2%
APX Group, Term Loan, 1 Month LIBOR +5.00% and 3 Month PRIME +4.00%		6.20	12/31/2025	371,509	[d]	367,969
Boels Topholding, Facility Term Loan B, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	2/5/2027	1,000,000	[d]	1,163,522

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Commercial & Professional Services - 8.2% (continued)
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		3.91	2/7/2026	270,053	[d]	255,875
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		6.00	1/31/2024	222,658	[b,d]	221,406
Employbridge, Refinancing Term Loan, 6 Month LIBOR +4.50%		5.50	4/18/2025	105,583	[b,d]	95,112
Galileo Global Education, Second Lien Term Loan, 3 Month EURIBOR +6.00% @ Floor	EUR	6.00	11/12/2027	1,000,000	[d]	1,160,533
Indigocyan Holdco 3, Facility Term Loan B, 6 Month GBPLIBOR +4.75%	GBP	5.13	12/31/2024	2,000,000	[d,g]	2,325,945
Minerva Bidco, Term Loan B, 3 Month GBPLIBOR +4.50%	GBP	4.58	8/31/2025	1,000,000	[d]	1,276,596
National Intergovernment, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		4.06	5/23/2025	286,354	[d]	279,911
Pi Lux Finco, Second Lien Facility 1 Term Loan, 3 Month LIBOR +7.25%		8.32	1/1/2026	1,000,000	[d]	900,000
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		3.41	5/1/2025	550,483	[b,d]	534,794
Team Health Holdings, Initial Term Loan, 1 Month LIBOR +2.75%		3.75	2/6/2024	243,652	[d]	203,957
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		4.66	8/27/2025	784,796	[d]	781,445
Weight Watchers International, Initial Term Loan, 1 Month LIBOR +4.75%		5.50	11/29/2024	926,747	[d]	926,284
					10,493,349
Consumer Discretionary - 1.9%
Allen Media, Initial Term Loan, 3 Month LIBOR +5.50%		5.81	2/10/2027	317,365	[d]	306,785
Caesars Resort Collection, Term Loan B-1, 3 Month LIBOR +4.50%		4.74	7/20/2025	374,000	[d]	363,657
Dealer Tire, Term Loan B-1, 1 Month LIBOR +4.25%		4.41	2/5/2027	570,369	[d]	559,198
Scientific Games International, Initial Term Loan B-5, 3 Month LIBOR +2.75%		3.33	8/14/2024	110,000	[d]	103,125
Silk Bidco, Facility Term Loan C, 3 Month EURIBOR +8.00% @ Floor	EUR	8.00	6/16/2023	1,000,000	[d]	1,082,965
					2,415,730

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Consumer Staples - .3%
KIK Custom Products, Term Loan B-3, 1 Month LIBOR +4.00%	5.00	5/15/2023	396,994	[d]	395,134
Diversified Financials - .7%
Blackhawk Network Holdings, First Lien Term Loan, 1 Month LIBOR +3.00%	3.16	6/15/2025	264,326	[d]	250,449
Fiserv Investment Solutions, Initial Term Loan, 3 Month LIBOR +4.75%	5.02	2/18/2027	370,000	[d]	369,229
Russell Investments US, Term Loan, 3 Month LIBOR +2.75%	3.82	6/1/2023	220,000	[d]	218,652
				838,330
Electronic Components - .1%
1A Smart Start, Initial Term Loan, 3 Month PRIME +3.75%	7.00	8/14/2027	99,462	[d]	99,627
Energy - 1.5%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%	4.50	11/1/2024	426,537	[d]	401,124
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%	4.17	5/29/2025	295,477	[d]	218,037
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%	4.42	7/18/2025	187,287	[d]	125,522
Granite Acquisition, Second Lien Term Loan B, 3 Month LIBOR +7.25%	8.25	12/19/2022	507,267	[d]	493,317
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +4.00%	5.00	9/27/2024	125,887	[d]	115,620
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%	6.75	6/21/2026	729,487	[d]	601,462
				1,955,082
Environmental Control - .2%
EnergySolutions, Initial Term Loan, 3 Month LIBOR +3.75%	4.75	5/11/2025	288,781	[d]	269,889
Food Products - .4%
Froneri US, Second Lien Facility USD Term Loan, 1 Month LIBOR +5.75%	5.91	1/31/2028	558,293	[d]	554,106
Food Service - .2%
TKC Holdings, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	4.75	2/1/2023	298,439	[d]	281,237
Forest Products & Paper - .0%
Neenah, Term Loan, 3 Month LIBOR +4.00%	5.00	6/30/2027	58,323	[d]	58,688

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Health Care - 6.9%
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%	4.50	4/21/2024	414,656	[d]	366,625
Albany Molecular Research, First Lien Initial Term Loan, 3 Month LIBOR +3.25%	4.25	8/31/2024	492,405	[b,d]	485,450
Alphabet Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	3.66	9/28/2024	716,560	[b,d]	699,989
Alphabet Holding, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%	7.91	8/15/2025	110,000	[d]	106,735
Auris Luxembourg III, Facility Term Loan B-2, 1 Month LIBOR +3.75%	3.91	2/21/2026	627,016	[d]	578,814
CPI Holdco, First Lien Closing Date Term Loan, 1 Month LIBOR +4.25%	4.41	11/4/2026	414,320	[d]	411,213
Da Vinci Purchaser, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	5.24	1/23/2027	369,820	[d]	368,279
Dentalcorp Health Service, Initial Term Loan, 1 Month LIBOR +3.75%	4.75	6/6/2025	415,440	[d]	391,552
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	4.81	3/5/2026	522,682	[d]	469,980
Global Medical Response, 2017-2 New Term Loan, 3 Month LIBOR +4.25%	5.25	3/14/2025	292,748	[d]	289,235
Global Medical Response, 2018 Term Loan, 3 Month LIBOR +3.25%	4.25	4/28/2022	516,031	[d]	512,343
MED ParentCo, First Lien Delayed Draw Term Loan, 1-3 Month LIBOR +4.25%	4.33	8/31/2026	137,807	[d,h]	129,884
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%	4.41	8/31/2026	549,965	[d]	518,342
MED ParentCo, First Lien Second Amendment Additional Term Loan, 3 Month LIBOR +6.25%	7.25	8/31/2026	71,000	[d,g]	70,645
Milano Acquisition, Term Loan, 1 Month LIBOR +4.00% @ Floor	4.00	8/17/2027	291,889	[d]	290,430
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.25%	3.41	6/30/2025	662,822	[d]	640,243
Pathway Vet Alliance, First Lien Initial Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor	1.00	3/31/2027	13,778	[d,h]	13,545

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Health Care - 6.9% (continued)
Pathway Vet Alliance, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.16	3/31/2027	169,104	[d]	166,251
PetVet Care Centers, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		6.41	2/15/2026	400,000	[d]	389,332
Seqens Group Bidco, Facility Term Loan B, 6 Month EURIBOR +3.50% @ Floor	EUR	3.50	6/22/2023	1,000,000	[d]	1,128,712
Surgery Center Holdings, 2020 Incremental Term Loan, 1 Month LIBOR +8.00%		9.00	8/31/2024	99,750	[d]	101,246
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%		4.25	8/31/2024	426,447	[b,d]	403,830
US Anesthesia Partners, First Lien Initial Term Loan, 3 Month LIBOR +3.00%		4.00	6/23/2024	406,280	[d]	392,975
					8,925,650
Industrial - 2.1%
Brand Industrial Services, Initial Term Loan, 3 Month LIBOR +4.25%		5.25	6/21/2024	284,676	[b,d]	263,444
Landry's Finance Acquisition, 2020 Buy Back Term Loan, 3 Month LIBOR +12.00%		13.00	10/4/2023	224,521	[d]	260,445
Landry's Finance Acquisition, 2020 Initial Term Loan, 3 Month LIBOR +12.00%		13.00	10/4/2023	18,336	[d]	20,857
Pro Mach Group, First Lien Third Amendment Delayed Draw Term Loan, 3 Month LIBOR +1.00% @ Floor		1.00	3/7/2025	80,348	[d,h]	77,938
Pro Mach Group, First Lien Third Amendment Incremental Term Loan, 3 Month LIBOR +3.50%		4.50	3/7/2025	80,348	[d]	77,938
Qualtek USA, Tranche Term Loan B, 3 Month LIBOR +6.25%		7.25	7/18/2025	312,157	[d]	284,582
Titan Acquisition, Initial Term Loan, 3 Month LIBOR +3.00%		3.36	3/28/2025	593,227	[d]	561,531
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		5.00	3/8/2025	342,373	[d,g]	241,373
Ventia Deco, 2019 Refinancing Term Loan B, 3 Month LIBOR +4.00%		5.00	5/21/2026	160,667	[d]	160,065
Yak Access, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		5.31	7/11/2025	937,500	[b,d]	784,922
					2,733,095

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Information Technology - 6.3%
AI Avocado, Facility Term Loan B-3, 1 Month EURIBOR +4.50% @ Floor	EUR	4.50	9/30/2023	1,987,635	[d]	2,294,192
Boxer Parent, Initial Dollar Term Loan, 1 Month LIBOR +4.25%		4.41	10/2/2025	562,857	[b,d]	553,888
Camelia Bidco, Facility Term Loan B-1, 6 Month GBPLIBOR +4.75%	GBP	5.48	10/5/2024	2,000,000	[d]	2,590,621
DCert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		4.16	10/16/2026	280,840	[b,d]	278,179
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%		4.50	6/13/2024	254,310	[d]	240,175
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		3.41	12/1/2024	344,358	[b,d]	329,079
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		4.51	5/18/2025	864,991	[d]	849,676
SkillSoft, New Money Term Loan, 3 Month LIBOR +7.50% @ Floor		7.50	12/31/2029	47,110	[d,h]	47,346
SkillSoft, Second Out Term Loan, 3 Month LIBOR +7.50% @ Floor		7.50	12/31/2024	298,016	[d]	290,565
SkillSoft, Senior Secured SuperPriority DIP Term Loan, 3 Month LIBOR +7.50% @ Floor		7.50	9/16/2020	48,220	[d]	47,919
TIBCO Software, Term Loan B-3, 1 Month LIBOR +3.75%		3.91	7/3/2026	281,384	[d]	273,435
Ultimate Software Group, 2020 Incremental Term Loan, 3 Month LIBOR +4.00%		4.75	5/3/2026	90,571	[d]	90,628
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		3.91	5/3/2026	205,549	[d]	204,393
Ultimate Software Group, Second Lien Initial Term Loan, 3 Month LIBOR +6.75%		7.50	5/3/2027	13,393	[d]	13,711
					8,103,807
Insurance - 3.0%
AssuredPartners, 2020 February Refinancing Term Loan, 1 Month LIBOR +3.50%		3.66	2/13/2027	586,922	[d]	573,874
AssuredPartners, 2020 June Incremental Term Loan, 1 Month LIBOR +4.50%		5.50	2/13/2027	77,318	[d]	77,447
Asurion, Second Lien Replacement Term Loan B-2, 1 Month LIBOR +6.50%		6.66	8/4/2025	2,079,761	[d]	2,089,640

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Insurance - 3.0% (continued)
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%		4.66	2/28/2025	324,814	[d]	294,616
Ryan Specialty Group, Initial Term Loan, 1 Month LIBOR +3.25%		4.00	7/23/2027	58,257	[d]	58,148
Sedgwick CMS, 2019 New Term Loan, 1 Month LIBOR +4.00%		4.16	9/3/2026	224,943	[d]	222,253
Sedgwick CMS, 2020 Term Loan, 1 Month LIBOR +4.25%		5.25	9/3/2026	18,705	[d]	18,670
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%		3.41	12/31/2025	591,070	[d]	572,351
					3,906,999
Internet Software & Services - 1.4%
ION Trading Finance, Initial Dollar Term Loan, 3 Month LIBOR +4.00%		5.07	11/21/2024	145,000	[d]	142,307
Trader, Senior Secured First Lien Term Loan, 1 Month LIBOR +3.00%		4.00	9/28/2023	220,000	[d]	215,050
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		3.93	10/11/2025	835,290	[d]	810,649
WeddingWire, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.81	12/21/2025	597,563	[d]	575,154
					1,743,160
Materials - 4.0%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		4.76	7/31/2025	740,491	[b,d]	710,686
Canister International, Initial Term Loan, 1 Month LIBOR +4.75%		4.91	12/20/2026	216,558	[d]	217,370
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		5.15	10/19/2023	246,173	[b,d]	239,773
Graham Packaging, Initial Term Loan, 1 Month LIBOR +3.75%		4.50	8/4/2027	126,360	[d]	126,376
Klockner Pentaplast of America, Euro Term Loan, 6 Month EURIBOR +4.75% @ Floor	EUR	4.75	6/30/2022	1,000,000	[d]	1,128,384
LABL, Initial Dollar Term Loan, 1 Month LIBOR +4.50%		4.66	7/2/2026	350,569	[d]	346,022
Mauser Packaging Solutions, Initial Term Loan, 2-3 Month LIBOR +3.25%		3.52	4/3/2024	153,000	[d]	145,866
Murray Energy, Superpriority Term Loan B-2, 3 Month LIBOR +7.25%		9.35	10/17/2022	488,400	[d,f]	12,698

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Materials - 4.0% (continued)
Plaze, 2020-1 Additional Term Loan, 1 Month LIBOR +4.25%		5.25	8/3/2026	262,825	[d]	260,197
Plaze, Initial Term Loan, 3 Month LIBOR +3.50%		4.57	8/3/2026	219,191	[d]	212,615
Tecostar Holdings, 2017 First Lien Term Loan, 3 Month LIBOR +3.50%		4.68	5/1/2024	600,367	[d]	577,854
Tosca Services, New First Lien Term Loan, 1 Month LIBOR +4.25%		5.25	7/28/2027	212,437	[d]	213,233
TricorBraun, First Lien Closing Date Term Loan, 3 Month LIBOR +3.75%		4.75	11/30/2023	964,796	[b,d]	952,437
					5,143,511
Media - 1.3%
Banijay Group US Holding, Facility USD Term Loan B, 1 Month LIBOR +3.75%		3.91	3/1/2025	268,664	[d]	262,619
Diamond Sports Group, Term Loan, 1 Month LIBOR +3.25%		3.41	8/24/2026	113,532	[d]	96,361
iHeartCommunications, Second Amendment Incremental Term Loan, 1 Month LIBOR +4.00%		4.75	5/1/2026	120,000	[d]	116,300
Meredith, Tranche Term Loan B-3, 3 Month LIBOR +4.25%		5.25	1/31/2025	292,630	[d]	289,338
NEP Group, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.25%		3.41	10/20/2025	184,532	[d]	156,523
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%		3.75	3/15/2024	100,000	[d]	97,250
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%		4.25	8/19/2023	676,511	[d]	668,268
					1,686,659
Retailing - 3.3%
Bass Pro Group, Initial Term Loan, 3 Month LIBOR +5.00%		6.07	9/25/2024	626,021	[d]	625,533
CWGS Group, Term Loan, 1 Month LIBOR +2.75%		3.50	11/8/2023	431,641	[d]	419,704
EG Finco, Term Loan B, 6 Month GBPLIBOR +4.75%	GBP	5.48	2/5/2025	2,262,869	[b,d]	2,922,800
Leslie's Poolmart, Tranche Term Loan B-2, 1 Month LIBOR +3.50%		3.66	8/16/2023	174,552	[d]	172,109
Talbots, First Lien Initial Term Loan, 3 Month LIBOR +7.00%		7.31	11/28/2022	208,663	[d]	168,060
					4,308,206

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 49.3% (continued)
Semiconductors & Semiconductor Equipment - .6%
Natel Engineering, Initial Term Loan, 6 Month LIBOR +5.00%	6.07	4/30/2026	540,868	[d]	459,738
Ultra Clean Holdings, Term Loan B, 1 Month LIBOR +4.50%	4.66	8/27/2025	313,977	[d]	314,568
				774,306
Technology Hardware & Equipment - 1.5%
Access CIG, First Lien Term Loan B, 1 Month LIBOR +3.75%	3.91	2/27/2025	223,856	[d]	217,175
Everi Payments, Term Loan, 1 Month LIBOR +10.50%	11.50	5/9/2024	366,863	[d]	377,868
Perforce Software, Term Loan, 1 Month LIBOR +3.75%	3.91	7/1/2026	347,379	[d]	338,858
Redstone Buyer, Term Loan, 3 Month LIBOR +5.00%	6.00	7/1/2027	235,616	[d]	235,616
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	4.66	11/2/2025	255,095	[d]	249,993
Surf Holdings, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR +3.50%	3.83	3/5/2027	233,459	[d]	228,725
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.25	8/20/2025	277,736	[d]	251,679
				1,899,914
Telecommunication Services - .7%
Connect Finco, Initial Term Loan, 1 Month LIBOR +4.50%	5.50	12/12/2026	209,475	[d]	204,370
MTN Infrastructure TopCo, 2020 Incremental Term Loan, 1 Month LIBOR +4.00%	5.00	11/17/2024	44,510	[d]	44,288
West, Initial Term Loan B, 3 Month LIBOR +4.00%	5.00	10/10/2024	760,222	[b,d]	682,737
				931,395
Utilities - 1.2%
Eastern Power, Term Loan B, 1-3 Month LIBOR +3.75%	4.75	10/2/2025	573,421	[d]	570,402
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	4.75	6/3/2024	1,013,697	[b,d]	999,830
				1,570,232
Total Floating Rate Loan Interests (cost $65,000,254)			63,527,089

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - .3%
Information Technology - .3%
SkillSoft, Cl. A		2,791	[g,i]	376,785
Retailing - .0%
New Look Secured Issuer		1,589,392	[g,i]	31,869
Total Common Stocks (cost $424,274)		408,654
	1-Day Yield (%)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,555,609)	0.20	2,555,609	[j]	2,555,609
Total Investments (cost $182,069,959)		138.3%	178,047,853
Liabilities, Less Cash and Receivables		(38.3%)	(49,303,986)
Net Assets		100.0%	128,743,867

EURIBOR—Euro Interbank Offered Rate
LIBOR—London Interbank Offered Rate
PRIME—Prime Lending Rate
REIT—Real Estate Investment Trust
EUR—Euro
GBP—British Pound

a    Amount stated in U.S. Dollars unless otherwise noted above.
b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $87,484,193 or 67.95% of net assets.
d Variable rate security—rate shown is the interest rate in effect at period end.
e Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.
f Non-income producing—security in default.
g The fund held Level 3 securities at August 31, 2020, these securities were valued at $3,046,617 or 2.37% of net assets.
h Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.
i Non-income producing security.
j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	24.7
Consumer, Non-cyclical	23.8
Industrial	18.1
Consumer, Cyclical	14.8
Communications	12.7
Technology	11.5
Financial	10.9
Energy	9.4
Basic Materials	6.9
Utilities	2.4
Investment Companies	2.0
Consumer, Non-Cyclical	1.1
138.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/19 ($)	Purchases ($)†	Sales ($)	Value 8/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,377,011	167,033,941	(171,855,343)	2,555,609	2.0	55,737

† Includes reinvested dividends/distributions.
See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	8,440,953	Euro	7,130,957	9/30/2020	(74,550)
British Pound	5,840,000	United States Dollar	7,667,079	9/30/2020	141,293
United States Dollar	12,005,049	British Pound	9,137,457	9/30/2020	(212,188)
Citigroup
United States Dollar	9,451,849	British Pound	7,210,000	9/24/2020	(187,812)
Goldman Sachs
United States Dollar	26,115,328	Euro	22,050,000	9/24/2020	(212,217)
Gross Unrealized Appreciation					141,293
Gross Unrealized Depreciation					(686,767)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	179,514,350	175,492,244
Affiliated issuers	2,555,609	2,555,609
Cash		208,201
Cash denominated in foreign currency	2,840,406	2,882,469
Receivable for investment securities sold		3,521,569
Dividends and interest receivable		2,119,778
Cash collateral held by broker—Note 4		280,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		141,293
Prepaid expenses		27,781
		187,228,944
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		152,355
Loan payable—Note 2		50,000,000
Payable for investment securities purchased		6,727,083
Distributions payable		748,157
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		686,767
Interest and loan fees payable—Note 2		19,073
Directors’ fees and expenses payable		2,633
Other accrued expenses		149,009
		58,485,077
Net Assets ($)		128,743,867
Composition of Net Assets ($):
Paid-in capital		146,740,944
Total distributable earnings (loss)		(17,997,077)
Net Assets ($)		128,743,867

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	14,963,133
Net Asset Value Per Share ($)	8.60

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2020

Investment Income ($):
Income:
Interest	12,721,219
Dividends:
Unaffiliated issuers	1,586
Affiliated issuers	55,578
Total Income	12,778,383
Expenses:
Management fee—Note 3(a)	1,549,658
Interest expense and loan fees—Note 2	1,337,300
Professional fees	217,808
Custodian fees—Note 3(b)	92,833
Shareholders’ reports	26,402
Registration fees	23,752
Directors’ fees and expenses—Note 3(c)	14,151
Shareholder servicing costs	13,790
Chief Compliance Officer fees—Note 3(b)	8,385
Miscellaneous	127,072
Total Expenses	3,411,151
Investment Income—Net	9,367,232
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,510,757)
Net realized gain (loss) on forward foreign currency exchange contracts	(2,231,377)
Capital gain distributions from affiliated issuers	159
Net Realized Gain (Loss)	(12,741,975)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,861,000
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(888,920)
Net Change in Unrealized Appreciation (Depreciation)	3,972,080
Net Realized and Unrealized Gain (Loss) on Investments	(8,769,895)
Net Increase in Net Assets Resulting from Operations	597,337

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended August 31, 2020

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(148,487,661)
Proceeds from sales of portfolio securities	157,672,415
Net purchase (sales) of short-term securities	4,773,800
Dividends and interest received	12,836,208
Interest and loan fees paid	(1,350,684)
Paid to BNY Mellon Investment Adviser, Inc.	(1,560,253)
Operating expenses paid	(428,433)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	(2,231,377)
Net Cash Provided (or Used) in Operating Activities		21,224,015
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(9,499,991)
Decrease in loan outstanding	(10,000,000)
Net Cash Provided (or Used) in Financing Activities		(19,499,991)
Effect of foreign exchange rate changes on cash		51,411
Net Increase (Decrease) in cash		1,775,435
Cash and cash denominated in foreign currency at beginning of period†		1,595,235
Cash and cash denominated in foreign currency at end of period†		3,370,670
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		597,337
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided (or Used) in operating activities ($):
Decrease in investments in securities at cost		23,423,671
Decrease in dividends and interest receivable		57,825
Increase in receivable for investment securities sold		(3,394,577)
Increase in prepaid expenses		(15,518)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(10,595)
Increase in payable for investment securities purchased		4,440,058
Decrease in interest and loan fees payable		(13,384)
Decrease in Directors' fees and expenses payable		(48)
Increase in other accrued expenses		111,326
Net change in unrealized (appreciation) depreciation on investments		(3,972,080)
Net Cash Provided (or Used) in Operating Activities		21,224,015
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		16,206

†	Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2020	2019
Operations ($):
Investment income—net	9,367,232	10,323,655
Net realized gain (loss) on investments	(12,741,975)	(2,866,443)
Net change in unrealized appreciation (depreciation) on investments	3,972,080	(4,586,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	597,337	2,870,389
Distributions ($):
Distributions to shareholders	(9,456,440)	(9,694,970)
Capital Stock Transactions ($):
Distributions reinvested	16,206	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	16,206	-
Total Increase (Decrease) in Net Assets	(8,842,897)	(6,824,581)
Net Assets ($):
Beginning of Period	137,586,764	144,411,345
End of Period	128,743,867	137,586,764
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	1,759	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended August 31,
	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.20	9.65	9.84[b]
Investment Operations:
Investment income—net[c]	.63	.69	.56
Net realized and unrealized gain (loss) on investments	(.60)	(.49)	(.24)
Total from Investment Operations	.03	.20	.32
Distributions:
Dividends from investment income—net	(.63)	(.58)	(.49)
Dividends from net realized gain on investments	-	(.07)	-
Total Distributions	(.63)	(.65)	(.49)
Offering costs charged to paid-in capital	-	-	(.02)
Net asset value, end of period	8.60	9.20	9.65
Market value, end of period	8.12	9.29	9.17
Total Return (%)[d]	(5.61)	9.08	(3.57)[e]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	1.87	3.00	2.73[f]
Ratio of net expenses to average net assets	1.87	2.99	2.73[f]
Ratio of interest expense and loan fees to average net assets	.73	1.52	1.15[f]
Ratio of net investment income to average net assets	5.14	7.43	6.92[f]
Portfolio Turnover Rate	85.90	54.94	67.71[e]
Net Assets, end of period ($ x 1,000)	128,744	137,587	144,411
Average borrowings outstanding ($ x 1,000)	55,279	60,000	56,177
Weighted average number of fund
shares outstanding ($ x 1,000)	14,963	14,961	14,866
Average amount of debt per share ($)	3.69	4.01	3.78

a    From October 27, 2017 (commencement of operations) to August 31, 2018.
b Reflects a deduction of $.16 per share sales load from the initial offering price of $10.00 per share.
c Based on average shares outstanding.
d Calculated based on market value.
e Not annualized.
f Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company that has a limited term of approximately seven years. The fund’s investment objective is to seek high current income and to return at least $9.835 per share of Common Stock (the public offering price per Common Stock after deducting a sales load of $0.165 per Common Stock but before deducting offering costs of $0.02 per Common Stock (“Original NAV”)) to holders of record of Common Shares on or about December 1, 2024 (subject to certain extensions). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	–	31,766,323	–	31,766,323
Corporate Bonds	–	79,790,178	–	79,790,178
Equity Securities- Common Stock	–	–	408,654	408,654
Floating Rate Loan Interests	–	60,889,126	2,637,963	63,527,089
Investment Companies	2,555,609	–	–	2,555,609
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	141,293	–	141,293
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(686,767)	–	(686,767)

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests & Equity Securities-Common Stocks ($)
Balance as of 8/31/2019	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3†	3,046,617
Transfers out of Level 3	-
Balance as of 8/31/2020††	3,046,617
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2020	(396,944)

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs

NOTES TO FINANCIAL STATEMENTS (continued)

held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On August 27, 2020, the Board declared a cash dividend of $0.050 per share from undistributed investment income-net, payable on September 25, 2020 to Shareholders of record as of the close of business on September 11, 2020. The ex-dividend date was September 10, 2020.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2020, the components of accumulated earnings on a tax basis were as follows: ordinary income $1,406,727, accumulated capital losses $15,921,775 and unrealized depreciation $2,733,872.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020. The fund has $5,059,060 of short-term capital losses and $10,862,715 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2020 and August 31, 2019 was as follows: ordinary income $9,456,440 and $8,687,358, and long-term capital gains $0 and $1,007,612, respectively.

During the period ended August 31, 2020, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $39,623 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $58,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until October 27, 2020. Effective October 27, 2020, the fund entered into an amendment to its Agreement to extend the expiration date of the Agreement to December 15, 2020. On April 7, 2020, the Agreement was reduced from 68,000,000 to 58,000,000. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $61,523,456 as of August 31, 2020. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2020, total fees pursuant to the Agreement amounted to $1,337,300 inclusive of $1,287,695 of interest expense and $49,605 of loan fees. These fees are included in Interest expense and loan fees in the Statement of Operations.

The average amount of borrowings outstanding under the Agreement during the period ended August 31, 2020 was $55,278,689, with a related weighted average annualized interest rate of 2.33%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2020, the fund was charged $92,833 pursuant to the custody agreement.

During the period ended August 31, 2020, the fund was charged $8,385 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $127,489, custodian fees of $23,502 and Chief Compliance Officer fees of $1,364.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2020, amounted to $153,666,502 and $161,531,743, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2020, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended August 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	141,293	(686,767)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	141,293	(686,767)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	141,293	(686,767)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	141,293		(141,293)	-		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(286,738)		141,293	-		(145,445)
Citigroup	(187,812)		-	-		(187,812)
Goldman Sachs	(212,217)		-	20,000		(192,217)
Total	(686,767)		141,293	20,000		(525,474)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2020:

Average Market Value ($)
Forward contracts	56,894,350

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2020, the cost of investments for federal income tax purposes was $180,834,582; accordingly, accumulated net unrealized depreciation on investments was $2,786,729, consisting of $7,925,454 gross unrealized appreciation and $10,712,183 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”), including the statements of investments and forward foreign currency exchange contracts, as of August 31, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-period then ended, and the related notes (collectively, the financial statements), and the financial highlights for for each of the years in the two-period then ended and for the period from October 27, 2017 (commencement of operations) to August 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-period then ended and for the period from October 27, 2017 (commencement of operations) to August 31, 2018 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each holder of Common Shares who participates in the Plan will have all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional Common Shares by Computershare Trust Company, N.A. as agent (the “Plan Agent”). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the fund’s shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants.

A. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the Dividend payment date, the fund’s net asset value per Common Share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued Common Shares of the fund if, on the Dividend payment date, the market price per Common Share plus estimated brokerage commissions equals or exceeds the net asset value per Common Share of the fund on that date. The number of Common Shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the Dividend payment date.

B. If the market price per Common Share is less than the net asset value per Common Share on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-Dividend date for the Common Shares, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in Common Shares acquired in open market purchases. If, at the close of business on any day during the Purchase Period on which the fund’s net asset value is calculated, the fund’s net asset value on the Dividend payment date equals or is less than the market price per Common Share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance by the fund of new Common Shares at the price set forth in paragraph A above.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $2.50 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 1-800-522-6645.

Supplemental Information

During the period ended August 31, 2020, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on June 16, 2020.

	Shares
	For	Authority Withheld
To elect three Class I Directors: †
Roslyn M. Watson	13,712,449	270,632
Benaree Pratt Wiley	13,709,837	273,244
Andrew J. Donohue	13,717,330	265,751

† The terms of these Class I Directors expire in 2023.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2017)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 111

———————

Francine J. Bovich (69)

Board Member (2017)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)

Board Member (2019)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)

Board Member (2017)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (2017)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)

Board Member (2017)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

Benaree Pratt Wiley (74)

Board Member (2017)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 111 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since July 2017.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since July 2017.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 119 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since July 2017 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since July 2017.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since July 2017.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since July 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since July 2017.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since July 2017.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2017.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2017.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since July 2017.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel
Stephen J. Lockwood	Chief Compliance Officer
Roslyn M. Watson	Joseph W. Connolly
Benaree Pratt Wiley
Portfolio Managers
Officers	Chris Barris
President	Kevin Cronk
Renee-Laroche-Morris	Leland Hart
Chief Legal Officer	Hiram Hamilton
Bennett A. MacDougall	Adviser
Vice President and Secretary	BNY Mellon Investment Adviser, Inc.
James Bitetto	Sub-Investment Adviser
Vice Presidents and Assistant Secretaries	Alcentra NY, LLC
Sonalee Cross	Custodian
Deirdre Cunnane	The Bank of New York Mellon
Sarah S. Kelleher	Counsel
Jeff Prusnofsky	Proskauer Rose LLP
Amanda Quinn	Transfer Agent,
Peter M. Sullivan	Dividend Disbursing Agent
Natalya Zelensky	Computershare Inc.
Vice President	Stock Exchange Listing
David DiPetrillo	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

This page intentionally left blank.

For More Information

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DCF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0822AR0820

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,590 in 2019 and $63,590 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,100 in 2019 and $6,100 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c) Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,000 in 2019 and $0 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $ 0in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at http://im.bnymellon.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the fund's portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of October 29, 2020, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, Hiram Hamilton and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2017, October 2017, February 2018 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hamilton is a Managing Director and Global Head of Structured Credit at Alcentra, which he joined in September 2017 from Alcentra Limited, where he was employed since 2008.  Alcentra Limited is an affiliate of Alcentra and BNYM Investment Adviser and, along with Alcentra, is a subsidiary of BNY Alcentra Group Holdings, Inc.  Mr. Hamilton serves as the portfolio manager for Alcentra's structured credit investments funds, overseeing approximately $4 billion of investments in structured products, with a particular focus on CLO investments, across Alcentra's funds.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.

(a)(2) The following information is as of August 31, 2019:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk, Leland Hart and Hiram Hamilton are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk, Hart and Hamilton are employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of August 31, 2020:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$2.55 B	2	$537.5 M	5	$1.65 B
Kevin Cronk	5	$2.55 B	3	$764.7 M	4	$1.63 B
Leland Hart	5	$2.55 B	4	$916.9 M	20	$7.93 B
Hiram Hamilton	3	$900.0 M	7	$3.22 B	6	$4.07 B

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of August 31, 2020:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000
Kevin Cronk	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000
Leland Hart	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$500,001-$1,000,000
Hiram Hamilton	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra.  Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This fund did not participate in a securities lending program this period.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    October 26, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)